{.TX}1-14

                      CHESAPEAKE INVESTORS, INC.
                             ANNUAL REPORT
                           SEPTEMBER 30, 1998

Dear Shareholder:

     The financial report, contained herein, shows results for the fiscal year ended September 30, 1998. Net investment income totalled $787,576 or $.21 per share compared to $801,265 or $.21 per share for the previous year. The net asset value increased to $4.29 per share from $4.22 per share as of September 30, 1997.

     It is the Company's intent to provide as high a level of income as possible, consistent with sound investment policies. The market is constantly monitored to achieve the objectives of a high level of income and the preservation of net asset value.

Sincerely,


Albert W. Turner,                                     Warren W. Pearce, Jr.,
Chairman of the Board                                 President

November 20, 1998

                            INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Chesapeake Investors, Inc.

We have audited the accompanying statement of assets and liabilities of Chesapeake Investors, Inc., including the schedule of investments in securities, as of September 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assest for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chesapeake Investors, Inc. as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


STOY, MALONE & COMPANY,P.C.

Bethesda, Maryland
November 20, 1998

                                CHESAPEAKE INVESTORS, INC.
                          STATEMENT OF ASSETS AND LIABILITIES
                                   SEPTEMBER 30, 1998


ASSETS:
   Investments in Long-Term Securities, at Value
        (Amortized Cost $14,246,955)                             $15,761,820
   Investments in Short-Term Securities
        (at cost which approximates market)                          237,046
   Accrued Interest Receivable                                       275,484
                                                                 ------------
               Total  Assets                                      16,274,350
                                                                 ------------
LIABILITIES:
   Accounts Payable and Accrued Expenses                              17,145
                                                                 ------------
               Total  Liabilities                                     17,145
                                                                 ------------

NET ASSETS:
   Net Assets (Equivalent to $4.29 per share based on
         3,783,960 shares of capital stock outstanding)          $16,257,205
                                                                 ============



                            See Notes to Financial Statements

                               CHESAPEAKE INVESTORS, INC.
                         SCHEDULE OF INVESTMENTS IN SECURITIES
                                  SEPTEMBER 30, 1998


                                        Face         Amortized
                          Rating*      Amount           Cost         Value
                          ------   ------------    -------------   ------------
Investments in Long-Term
 Securities:

Arizona:
 Salt River Project,
    Arizona - Series C Revenue
    5.5%, due 1/1/28          AA  $     700,000    $     686,540   $    715,533
 Maricopa County
    Arizona School District
    5.5%, due 7/1/05         AAA        650,000          663,932        710,255
                                   ------------    -------------   ------------
      Total Arizona                   1,350,000        1,350,472      1,425,788
                                   ------------    -------------   ------------
Arkansas:
 Jefferson County, Arkansas
    Single Family Mortgage
    7.25%, due 12/1/10       Aaa        365,000          329,923        443,391
 Little Rock, Arkansas
    Single Family Mortgage,
    7.3%:
    due 9/1/00               AAA         25,000           24,716         29,355
    due 9/1/01               AAA         25,000           24,585         29,355
    due 9/1/02               AAA         30,000           29,357         35,225
    due 9/1/03               AAA         35,000           34,095         41,097
    due 9/1/04               AAA         35,000           33,951         41,097
    due 9/1/05               AAA         40,000           38,649         46,967
    due 9/1/06               AAA         35,000           33,695         41,097
    due 9/1/07               AAA         45,000           43,174         52,839
    due 9/1/08               AAA         50,000           47,818         58,709
    due 9/1/09               AAA         50,000           47,674         58,709
    due 9/1/10               AAA         30,000           28,524         35,226
                                   ------------    -------------   ------------
       Total Arkansas                   765,000          716,161        913,067
                                   ------------    -------------   ------------

                                       - 4 -

                             CHESAPEAKE INVESTORS, INC.
                   SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
                                 SEPTEMBER 30, 1998


                                       Face          Amortized
                          Rating*     Amount           Cost          Value
                          ------   ------------    -------------   ------------
California:
 Los Angeles, California
    Electric Revenue
    5.875%, due 9/1/30        AA        300,000          277,956        322,272
                                   ------------    -------------   ------------
District of Columbia:
 Georgetown University
    Revenue Bond
    7.4%, due 4/1/18         AA-        750,000          733,040        777,188
                                   ------------    -------------   ------------
Florida:
 City of Gainesville, Florida,
    Utility System Revenue,
    9.125%, due 10/1/05     AAA         500,000          500,000        630,805
 Florida State Board
    of Education - Cap Outlay
    7.25%, due 6/1/23        AA         200,000          198,882        214,986
                                   ------------    -------------   ------------
       Total Florida                    700,000          698,882        845,791
                                   ------------    -------------   ------------
Georgia:
 Municipal Electric Authority
    6%, due 1/1/05          AAA         700,000          730,127        776,923
                                   ------------    -------------   ------------
Illinois:
 Chicago, Illinois
    UTGO Public Library
    6.60%, due 1/1/04       AAA         700,000          713,998        775,019
 Chicago, Illinois
    School Finance Authority
    5%, due 6/1/09          AAA         650,000          619,156        683,007
                                   ------------    -------------   ------------
       Total Illinois                 1,350,000        1,333,154      1,458,026
                                   ------------    -------------   ------------

                                       - 5 -

PAGE>
                                CHESAPEAKE INVESTORS, INC.
                   SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
                                  SEPTEMBER 30, 1998


                                       Face          Amortized
                          Rating*     Amount           Cost          Value
                          ------   ------------    -------------   -----------
Louisiana:
 Shreveport, Louisiana,
   Single Family Mortgage,
   6.75%, due 9/1/10         Aaa        405,000          355,125        467,087
                                   ------------    -------------   ------------
Massachusetts:
 Massachusetts State Utility
   Government Bond,
   7.625%, due 6/1/08        Aaa        500,000          548,206        558,915
                                   ------------    -------------   ------------
Minnesota:
 Southern Minnesota Municipal
   Power Agency, Serial A
   5.7%, due 1/1/05           A+        650,000          664,596        702,826
                                   ------------    -------------   ------------
New York:
 New York State
   Local Revenue
   5.375%, due 4/1/16         A+        200,000          187,523        206,546
 New York State
   Local Revenue
   5.125%, due 4/1/10        AAA        400,000          392,607        424,960
                                   ------------    -------------   ------------
       Total New York                   600,000          580,130        631,506
                                   ------------    -------------   ------------

North Carolina:
 North Carolina Municipal
   Power Agency
   7.25%, due 1/1/07          A-        400,000          429,211        476,008
 Charlotte, NC Utility
   General Obligation
   5.5%, due 7/1/07          AAA        500,000          517,080        534,395
                                   ------------    -------------   ------------
      Total North Carolina              900,000          946,291      1,010,403
                                   ------------    -------------   ------------

                                CHESAPEAKE INVESTORS, INC.
                    SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
                                  SEPTEMBER 30, 1998



                                       Face          Amortized
                          Rating*     Amount           Cost          Value
                          ------    -----------    -------------   -----------
Oklahoma:
 Oklahoma State Turnpike
   Authority
   Turnpike Revenue
   6.125%, due 1/1/20         A+        360,000          356,116        388,580
                                    -----------    -------------   ------------
Pennsylvania:
 Allegheny County, Pennsylvania
   Hospital Development Authority
   6.0%, due 11/1/23         AAA        700,000          673,122        752,437
 Commonwealth of Pennsylvania
   Utility Government Obligation
   6.3%, due 11/1/02         AAA        700,000          711,382        760,690
 Pennsylvania State Higher
   Educational Facility
   Authority
   7.15%, due 6/15/15        AAA        500,000          503,386        528,465
 Pennsylvania Intergovernmental
   Coop Authority Special
   Tax Revenue
   7%, due 6/15/04           AAA        500,000          515,188        578,430
                                   ------------    -------------   ------------
      Total Pennsylvania              2,400,000        2,403,078      2,620,022
                                   ------------    -------------   ------------
Texas:
 Cypress-Fairbanks, Texas
   Independent School District
   5.5%, due 2/15/10         AAA        700,000          700,000        732,179
 Texas Water Development
   Board Revenue
   5.5%, due 7/15/10         AAA        750,000          752,360        810,548
                                   ------------    -------------   ------------
      Total Texas                     1,450,000        1,452,360      1,542,727
                                   ------------    -------------   ------------

                                       - 7 -

                                CHESAPEAKE INVESTORS, INC.
                   SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
                                  SEPTEMBER 30, 1998



                                       Face          Amortized
                          Rating*     Amount           Cost          Value
                          -------  ------------    -------------   ------------
Utah:
 Salt Lake City, Utah
   Hospital Revenue
   8.125%, due 5/15/15       AAA        700,000          709,458        913,115
                                   ------------    -------------   ------------
Washington:
 Washington State Public Power
   5.125%, due 7/1/17        AAA        400,000          391,803        407,584
                                   ------------    -------------   ------------
      Total Investments in
         Long-Term Securities   $    14,280,000   $   14,246,955  $  15,761,820
                                   ============    =============   ============

* Ratings - Standard & Poor's or Moody's
                     Unaudited

                                                    Face
                                                   Amount             Cost
                                                -------------    --------------
Investments in Short-Term Securities:

 State Street Global Advisor
   Tax Free Money Market Fund, 2.39%            $     237,046   $       237,046
     Total Investments                          -------------    --------------
       in Short-Term Securities                 $     237,046   $       237,046
                                                =============   ===============

                    See Notes to Financial Statements

PAGE>
                                CHESAPEAKE INVESTORS, INC.
                                 STATEMENT OF OPERATIONS
                              YEAR ENDED SEPTEMBER 30, 1998



INVESTMENT INCOME:
     Interest Income                                              $     903,896
                                                                   ------------
EXPENSES:
     Investment Advisory Fee                                             55,338
     Custodian Fees                                                       8,941
     Transfer Agent and Dividend
       Disbursing Agent Fees                                             11,680
     Legal and Auditing Services                                         13,060
     Administrative Services                                             18,000
     Compensation of Directors not
       Members of the Investment Adviser's Organization                   4,000
     Printing Costs                                                       3,050
     Miscellaneous                                                        2,251
                                                                   ------------
          Total Expenses                                                116,320
                                                                   ------------
               Net Investment Income                                    787,576
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Realized Gain From Investment
          Transactions (Excluding Short-Term Securities):
            Proceeds from Sales                                         406,000
            Cost of Investments Sold                                    402,334
                                                                   ------------
              Net Realized Gain on Investments                            3,666
                                                                   ------------
     Unrealized Gain on Investments:
          Unrealized Appreciation of Investments
               at Beginning of Period                                 1,248,756
          Unrealized Appreciation of Investments
               at End of Period                                       1,514,865
                                                                   ------------
                  Net Unrealized Gain on Investments                    266,109
                                                                   ------------
               Net Realized and Unrealized Gain on
                    Investments                                         269,775
                                                                   ------------
Net Increase in Net Assets Resulting
     from Operations                                              $   1,057,351
                                                                   ============

                               See Notes to Financial Statements

                                CHESAPEAKE INVESTORS, INC.
                            STATEMENTS OF CHANGES IN NET ASSETS
                          YEARS ENDED SEPTEMBER 30, 1998 AND 1997



                                               1998                 1997
                                          --------------       --------------
INCREASE (DECREASE) IN NET ASSETS:
      Operations:
          Net Investment Income            $     787,576      $       801,265
          Net Realized Gain (Loss) on
             Investments                           3,666               (2,511)
          Net Unrealized Gain
             on Investments                      266,109              252,500
                                           -------------        -------------
     Net Increase in Net Assets
             Resulting from Operations         1,057,351            1,051,254

     Dividends to Shareholders from:
             Net Investment Income
               ($.21 and $.19 per share,
                     respectively)              (785,161)            (730,476)
             Net Realized Gain on Investments
               ($.00 and $.04 per share,
                     respectively)                  -                (158,742)
                                           -------------        -------------

                    Total Increase
                         in Net Assets           272,190              162,036

NET ASSETS:
     Beginning of Year                        15,985,015           15,822,979
                                           -------------        -------------
     End of Year (Including Undistributed
        Net Investment Income of $823,215
        and $820,800, respectively, and
        undistributed net realized gains
        of $1,155 at September 30, 1998    $  16,257,205        $  15,985,015
                                           =============        =============

                            See Notes to Financial Statements

                       CHESAPEAKE INVESTORS, INC.
                     NOTES TO FINANCIAL STATEMENTS

(1) - SIGNIFICANT ACCOUNTING POLICIES

     Chesapeake Investors, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and invests solely in municipal obligations. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Security Valuation - Securities are valued at the mean between the latest bid and asked prices. Any securities for which market quotations are not readily available are appraised at fair value as determined in good faith under methods or procedures authorized by the Board of Directors.

B. Federal Income Taxes - The Company intends to comply with the provisions of the Internal Revenue Code available to investment companies and to distribute to shareholders annually all of its net investment income. Accordingly, no provision for Federal income tax is necessary. The Company, based on provisions of the Internal Revenue Code, expects to distribute income from capital gains to its shareholders. Accordingly, such gains will be taxable to the shareholders. The character of dividends from net investment income or net realized gains on investments may differ from their ultimate characterization for Federal income tax purposes due to generally accepted accounting principles and tax differences in the character of income and expense recognition.

C. Other - The Company follows industry practice and records security transactions on the trade date. Interest income is recorded on the accrual basis. Bond premiums and discounts are amortized to income ratably over the total number of months from date of purchase to date of maturity of the bonds. Certain securities have optional or mandatory tender features which give them a shorter effective maturity date.

(2) - CAPITAL STOCK

      At September 30, 1998, there were 6,000,000 shares of $.50 par value capital stock authorized. Shares issued and outstanding at September 30, 1998 totalled 3,783,960.

(3) - PURCHASES AND SALES OF SECURITIES

      Sales and maturities of securities during fiscal year 1998, other than short-term securities, aggregated $406,000.

      Purchases of long-term securities during fiscal year 1998, aggregated $391,572.

      For Federal income tax purposes, the identified cost of investments owned, excluding short-term securities, at September 30, 1998, was $14,055,378. Gross unrealized gains totalled $1,706,442 for Federal income tax purposes at September 30, 1998.

(4) - INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

      Federated Investment Counseling, Inc. is the investment adviser to the Company. The advisory contract provides for an annual fee equal to .35 of 1% of the weighted average managed assets of the Company. The investment advisory fee for the fiscal year 1998 totalled $55,338.

      For fiscal year 1998, fees of $18,000 for administrative services were paid to Carrollton Enterprises. The Chairman of the Board is the owner of that firm.

(5) - DIVIDENDS

      During fiscal year 1998, the Company distributed dividends of $785,161 to its shareholders. On October 6, 1998, the Company declared a $.06 per share dividend aggregating $227,034 payable November 3, 1998, to shareholders of record October 20, 1998.

                               CHESAPEAKE INVESTORS, INC.
                              SUPPLEMENTARY INFORMATION
                                 FINANCIAL HIGHLIGHTS

                                      YEAR ENDED SEPTEMBER 30,
                        ----------------------------------------------------

                          1998       1997       1996       1995       1994
                         ------     ------     ------     ------     -------
PER SHARE DATA:*
 Investment Income       $  .24     $  .24     $  .25     $  .29     $   .32
 Expenses                   .03        .03        .03        .03         .03
                         ------     ------     ------     ------      ------

 Net Investment Income      .21        .21        .22        .26         .29
 Dividends from:
  Net Investment Income    (.21)      (.19)      (.23)      (.28)       (.27)
  Net Realized Gain
   on Investments             -       (.04)      (.01)        -         (.03)
  Net Realized and
   Unrealized Gain
    (Loss) on Investments   .07        .06        .01        .05        (.32)
                         ------     ------     ------     ------      ------
 Net Increase (Decrease)
  in Net Asset Value        .07        .04       (.01)       .03        (.33)
 Net Asset Value:
  Beginning of Year        4.22       4.18       4.19       4.16        4.49
                         ------     ------     ------     ------      ------
  End of Year            $ 4.29     $ 4.22     $ 4.18     $ 4.19      $ 4.16
                         ======     ======     ======     ======      ======

RATIOS:

 Ratio of Expenses to
  Average Net Assets       .72%       .72%       .72%       .74%        .74%
 Ratio of Net Investment
  Income to Average Net
  Assets                  4.90%      5.07%      5.22%      6.18%       6.81%

*Selected data for a share of capital stock outstanding throughout the year.

DIRECTORS                                     INVESTMENT ADVISER

Albert W. Turner                              Federated Investment
Herndon G. Kilby                              Counseling, Inc.
Warren W. Pearce,  Jr.                        Pittsburgh, Pennsylvania
John F. Ryon
Wilbert N. Sales
                                              CUSTODIAN

                                              State Street Bank
                                              and Trust Company
                                              North Quincy, Massachusetts

OFFICERS                                      TRANSFER AGENT

Albert W. Turner,                             Registrar and Transfer Company
    Chairman of the Board                     Cranford, New Jersey
Warren W. Pearce,  Jr.,
    President
Herndon G. Kilby,                             INDEPENDENT AUDITORS
   Secretary-Treasurer
                                              Stoy, Malone & Company,P.C.
OFFICES                                       Bethesda, Maryland

11785 Beltsville Drive
Beltsville, Maryland